Exhibit 10.2

STATE OF TEXAS

COUNTY OF WILSON

SUBORDINATION AGREEMENT

WHEREAS, on June 1, 2006, Lazarus Energy LLC, a Delaware limited liability company (the “Grantor’) conveyed to Steven R. Brook, Trustee, that certain Deed of Trust, Security Agreement and Financing Statement recorded in Volume 1342, Page 695 of the Official Public Records of Wilson County, Texas (the “Subordinated Deed of Trust”), to secure that certain Promissory Note in the original principal sum of EIGHT MILLION AND NO/100 DOLLARS ($8,000,000.00), payable to the order of Notre Dame Investors, Inc. (the “Subordinated Note”), which said Subordinated Deed of Trust encumbers that certain real estate described in Exhibit “A” attached hereto and incorporated by reference herein (the “Real Property”) and that certain personal property of Grantor more particularly described in the Subordinated Deed of Trust and UCC-1 Financing Statement Number 06-0019628294 (the “Personal Property”) ;

WHEREAS, the interest of Notre Dame Investors, Inc., in the Subordinated Note and Subordinated Deed of Trust was transferred and assigned to Steven R. Brook, Escrow Agent, pursuant to Transfer of Lien dated December 6, 2006, recorded in Volume 1375, Page 309 of the Official Public Records of Wilson County, Texas;

WHEREAS, the interest of Steven R. Brook, Escrow Agent, in the Subordinated Note and Subordinated Deed of Trust was transferred and assigned to Roland Oberlin, Successor Escrow Agent (“Oberlin”), pursuant to Transfer of Lien dated August 27, 2007, recorded in Volume 1421, Page 845 of the Official Public Records of Wilson County, Texas;

WHEREAS, Grantor has requested First International Bank (“Lender”) to advance funds to Grantor in the amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00);

WHEREAS, Lender demands that, as a condition of granting Grantor’s request that Lender advance such funds (or any portion thereof), it be secured by a first and superior lien upon the Real Property and the Personal Property, and Grantor has requested Oberlin, the current owner and holder of the Subordinated Note and Subordinated Deed of Trust to subordinate his interest and liens in the Real Property and the Personal Property to the liens created in that certain Deed of Trust and that certain Security Agreement in favor of Lender as hereinafter set out; and

WHEREAS, Oberlin has agreed to the subordination herein effected.

NOW THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

SUBORDINATION AGREEMENT

THAT Oberlin, for valuable consideration, the receipt and sufficiency of which are acknowledged, does hereby represent and agree that (a) the above recitations are true and correct; (b) he has the authority to enter into this Subordination Agreement; and (C) any and all of his liens and rights with respect to the Real Property and the Personal Property, now or in the future, including but not limited to those rights of Oberlin under the Subordinated Deed of Trust and the Subordinated Note are and shall henceforth remain inferior and subordinate to the rights of Lender pursuant to that certain Deed of Trust and the Security Agreement in favor of Lender, and any other security documents in favor of Lender executed by Grantor given to secure that certain Promissory Note in the original principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), and further given to secure all obligations of Grantor as defined in said Deed of Trust and said Security Agreement in favor of Lender regardless of how often or in what manner the indebtedness owing to Lender together with the liens securing same, may be modified, renewed, extended or altered.

Oberlin does hereby agree to execute any and all instruments which may be necessary or required of him by Lender to further document this subordination. This Agreement shall be binding on the heirs, successors, and assigns of the undersigned.

EXECUTED on             , August 21 2008.

Roland Oberlin, Successor Escrow Agent

ACKNOWLEDGED AND AGREED:

Notre Dame Investors, Inc., an Arizona corporation

By:

      /s/

Roland Oberlin, President

STATE OF TEXAS

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for the said County and Stare, on this day personally appeared Roland Oberlin, Successor Escrow Agent, known to me to be the person whose name is subscribed to the foregoing document and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 21ST/ day of

NOTARY PUBLIC, State of Texas

STATE OF TEXAS §

COUNTY OF HARRIS

BEFORE ME, the undersigned, a Notary Public hi and for the said County and State, on this day personally appeared Roland Oberlin, President of Notre Dame Investments, Inc. , an Arizona corporation, known to me to be the person whose name is subscribed to the foregoing document and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the,.0 day of

AFTER RECORDING RETURN TO:

First International Bank
1912 Avenue K
Plano, Texas 75074
Attn: John Shaver, Vice President

SUBORDINATION AGREEMENT	PAGE 3

Exhibit A